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                                                                   EXHIBIT 10.54


[SILICON VALLEY LOGO]         SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:         ALPHA MICROSYSTEMS
ADDRESS:          2722 SOUTH FAIRVIEW STREET
                  SANTA ANA, CALIFORNIA  92704

DATED:            MARCH 3, 1997

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

         The Parties agree to amend the Loan and Security Agreement between them (the "Loan Agreement") dated July 10, 1995, as amended from time to time, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. MODIFICATION TO FINANCIAL COVENANTS. The section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended in its entirety to read as follows, effective as of December 1, 1996:

   "FINANCIAL COVENANTS

     (Section 4.1):                     Borrower shall comply with all of
                                        the following covenants. Compliance
                                        shall be determined as of the end of
                                        each month, except as otherwise
                                        specifically provided below:

     QUICK ASSET RATIO:                 Borrower shall maintain a ratio of
                                        "Quick Assets" to current liabilities of not less than 2.50 to 1.

     DEBT TO TANGIBLE
     NET WORTH RATIO:                   Borrower shall maintain a ratio of total
                                        liabilities to tangible net worth of
                                        not more than .50 to 1.

     LIQUIDITY                          RATIO Borrower shall maintain a ratio of
                                        cash on hand (and cash equivalents) plus
                                        50% of accounts receivable, less any
                                        accounts receivable loan balances,
                                        divided by the amount of Obligations of
                                        not less than 1.50 to 1.

     DEFINITIONS:                       "Current assets," and "current
                                        liabilities" shall have the meanings
                                        ascribed to them in accordance with
                                        generally accepted accounting
                                        principles.

                                        "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be

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                                        classified as intangible assets under
                                        generally accepted accounting
                                        principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licences and franchises.

                                        "Quick Assets" means cash on hand or on
                                        deposit in banks, readily marketable
                                        securities issued by the United States,
                                        readily marketable commercial paper
                                        rated "A-1" by Standard & Poor's
                                        Corporation (or a similar rating by a
                                        similar rating organization),
                                        certificates of deposit and banker's
                                        acceptances, and accounts receivable
                                        (net of allowance for doubtful
                                        accounts).

     DEFERRED REVENUES:                 For purposes of the above quick asset
                                        ratio, deferred revenues shall not be
                                        counted as current liabilities. For
                                        purposes of the above debt to tangible
                                        net worth ratio, deferred revenues shall not be counted in determining total liabilities but shall be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

     SUBORDINATED DEBT:                 "Liabilities" for purposes of the
                                        foregoing covenants do not include
                                        indebtedness which is subordinated to
                                        the indebtedness to Silicon under a
                                        subordination agreement in form
                                        specified by Silicon or by language in
                                        the instrument evidencing the
                                        indebtedness which is acceptable to
                                        Silicon."

         2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                    SILICON:

ALPHA MICROSYSTEMS                           SILICON VALLEY BANK

BY_______________________________            BY_________________________________
      PRESIDENT OR VICE PRESIDENT            TITLE____________________________

BY_______________________________
     SECRETARY OR ASS'T SECRETARY



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                               GUARANTOR'S CONSENT

         The undersigned guarantor acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty executed by the undersigned in favor of Silicon, which is hereby ratified and affirmed and shall continue in full force and effect.

                                           ALPHAHEALTHCARE, INC.

                                           By: _________________________________
                                           Title:_______________________________





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